Exhibit 99.1

September 2007

Corporate Profile Full-service commercial bank with $2.17 billion in assets Wealth management AUM of $861 million. Strategically positioned to deliver large bank products and services with a relational, customer-centric focus. Founded in 1874 56 office locations NASDAQ-Global Select listed under the symbol FCBC Member Russell 3000 Mergent(r) Dividend Achiever Recently acquired Investment Planning Consultants Premier investment advisory firm in our largest market Raymond James affiliate

Franchise Map Richmond Winston-Salem Charlottesville Roanoke Charlotte Raleigh Morgantown Charleston FCBC Headquarters Branch Loan Production Office Greensboro Cornelius Virginia Beach Chesapeake Investment Planning Consultants Johnson City Norfolk Current Expansion Burlington

Footprint WV VA NC TN Assets 717.758 1141.027 196.387 107.325 WV VA NC TN Deposits 988.365 187.973 206.061 103.312 Asset Base Deposit Base

Deposit Base Highlights Low relative deposit costs 2.88% total deposit and retail repurchase agreement cost (July 2007) 41% market share in Mercer Co., WV Princeton and Bluefield 49% market share in Taylor Co., WV Grafton 35% market share in Wyoming Co. WV 26% market share in Upshur Co., WV Buckhannon 25% market share in Nicholas Co., WV Summersville

Where We Want To Go Total Assets $3 - $4 billion Return on Tangible Equity 20% Efficiency Ratio Less than 50% EPS Growth 7% minimum Asset Quality Highest quartile nationally

Where We Want To Go Continue to grow in our target markets in the Southeast, with emphasis on the Piedmont of North Carolina and the Richmond, Virginia metro area. Grow franchise value through core deposits, organic growth, new branches, and M&A. Grow non-interest income sources to reduce dependency on the rate cycle. Wealth management additions Insurance acquisitions Commercial treasury services

Strategic Initiatives Pursue regional expansion through the deployment of loan production offices and de novo branching in targeted expansion markets. Pursue merger and acquisition opportunities commensurate with our Vision. $200-$700 million institutions Solid growth track Strong management team Target markets of Eastern Virginia and Piedmont/Triad North Carolina Available synergies and cost savings opportunities

Strategic Initiatives Expand non-traditional products and services with an emphasis on fee-based products and services. Further optimize operations consolidation opportunities. Line of Business reorganization Efficiency Strengthen message, vision, and processes New retail product set Manage the total customer relationship.

Strategic Initiatives Enhance efficiency utilizing technology, consolidation, and staffing model. Add a total of seven new branches during 2007 and early 2008. Two opened in Winston-Salem in Q1 2007. Expect the remaining five to be online by late 2007 and early 2008. Partner with Virginia and North Carolina insurance agencies.

Tactical Initiatives Grow non-interest income sources to reduce rate cycle exposure Increased Wealth Management line of business Enter into Insurance line of business Re-engineered Retail product set and sales approach Focused on Cash Management Services for Commercial Clients Increased Capacity to improve charges for deposit services

Tactical Initiatives Drive efficiencies through leveraging processing capacity and technological capability Core system capacity Re-negotiated contracts for Debit Card & ATM processing Benchmarked staffing models company-wide Check 21 enabled (Branch Capture deployed) Further centralization of operations

Tactical Initiatives Exciting new retail approach and product set Re-engineered DDA product set Same-Day-Close home equity lines of credit Targeted marketing programs Refer-A-Friend Overdraft program expansion Expanded business day with 6:00 PM cutoff

New Market Demographics Our strategic markets represent 4 times the population of the legacy markets More than 5 times the legacy markets' deposit market base Average median household income is 50% greater and is growing faster All these add up to GROWTH POTENTIAL

Strategic Market Demographics Total Population 2007 Projected Population Change 2007 to 2012 Median HH Income 2007 Projected HH Income Change 2007 to 2012 Projected HH Income Change 2007 to 2012 Total Deposit Base (millions) Winston Salem, NC MSA 464,838 6.88% $51,518 17.09% 17.09% $14,338 Raleigh/Cary, NC MSA 1,023,620 2.76% $43,826 15.39% 15.39% $14,291 Durham, NC MSA 477,119 6.98% $53,986 17.48% 17.48% $5,987 Charlotte/Gastonia/ Concord, NC MSA 1,621,635 15.27% $60,735 18.51% 18.51% $93,953 Greensboro/ Highpoint, NC MSA 691,871 4.97% $51,150 17.43% 17.43% $10,060 Richmond, VA MSA 1,215,134 7.15% $58,635 16.97% 16.97% $24,546 Source SNL

Branch Development New Winston-Salem, NC branches in Shops at Oliver's Crossing and River Ridge in Clemmons New Richmond, VA branch in the Chesterfield Towne Center and Mechanicsville, VA to be open by fourth quarter. Branch near Glade Springs should be open by the third quarter. Glade Springs is a 4,000 acre resort and golf community near Beckley, WV Our new Princeton, WV branch will come on line later in the year, enhancing our position as the most convenient bank in our home market. New Summersville, WV branch is under way on the busy, commercial thoroughfare of US 19, supplementing our presence in and around Summersville and Nicholas County.

Stafford Commons Flagship Branch

Winston-Salem Grand Opening

Executive Management Team Years in Banking Years with FCB John M. Mendez, 52 President and CEO 23 23 Robert L. Buzzo, 57 President, FCBNA 33 33 E. Stephen Lilly, 49 Chief Operating Officer 26 10 David D. Brown, 33 Chief Financial Officer 8 2 Gary R. Mills, 39 Chief Credit Officer 17 9

Financial Results 2004 2005 2006 Q1 2007 Q2 2007 Net Income $22.7 mil $26.3 mil $28.9 mil $7.1 mil $7.4 mil Diluted EPS $1.97 $2.32 $2.57 $0.63 $0.66 Dividend $1.00 $1.02 $1.04 $0.27 $0.27 ROA 1.24% 1.37% 1.46% 1.42% 1.40% ROTE 19.41% 20.53% 20.77% 18.92% 19.12% Margin 4.41% 4.39% 4.22% 3.98% 3.78% Efficiency 53.2% 53.8% 51.1% 51.1% 50.3%

Quarterly Net Income (millions) 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 Net Income 4.2 5.7 6.4 6.1 6 6.2 6.9 7.2 6.8 7.3 7.2 7.6 7.1 7.4

Dividends 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Estimated 0.225 0.234 0.25 0.327 0.435 0.513 0.59 0.672 0.68 0.72 0.774 0.801 0.9 0.98 1 1.02 1.04 1.08 CAGR = 11%

Dividend Payout Ratio 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 0.4041 0.4324 0.5076 0.4397 0.4047 0.4286 0.409 SE Banks $1B-$5B 0.3117 0.3453 0.3455 0.3355 0.3399 0.3636 0.381 43.6% average

Dividend Yield 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 0.0325 0.0293 0.0277 0.0327 0.0263 0.0277 0.0346 SE Banks $1B-$5B 0.0228 0.0197 0.0193 0.0212 0.0188 0.0199 0.0234 2.98% average

Dividends 2007 dividend is $1.08 2007 will be the 16th consecutive year of increasing regular dividends Dividend yield was 2.63% for 2006 Dividend payout is averaging almost 44%, while peer is only 35%

Return on Average Assets 2004 2005 2006 Q1 07 Q2 07 FCBC 0.0124 0.0137 0.0146 0.0142 0.014 SE Banks $1B-$5B 0.0105 0.0105 0.0103 0.01 0.0096

Return on Average Equity 2004 2005 2006 Q1 07 Q2 07 FCBC 0.1253 0.1379 0.1432 0.1333 0.1356 SE Banks $1B-$5B 0.1099 0.1125 0.1136 0.1062 0.0971

Efficiency

Efficiency Ratio 2004 2005 2006 Q1 07 Q2 07 FCBC 0.532 0.538 0.5105 0.511 0.5025

Efficiency Ratio GAAP 2004 2005 2006 Q1 07 Q2 07 FCBC 0.5341 0.5809 0.5156 0.5209 0.505 SE Banks $1B-$5B 0.6208 0.6129 0.612 0.6348 0.6444

Financial Results Return on assets and return on equity are above peer averages Efficiency ratio compares very favorably to peer averages Operations consolidation and line of business restructuring have produced significant cost savings. We expect those savings to continue.

Asset Growth (in billions) 2001 2002 2003 2004 2005 2006 Q1 07 Q2 07 1.478 1.524 1.673 1.831 1.99 2.03 2.12 2.17 5yr CAGR = 7%

Asset Quality Reserves to Nonperforming Assets 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 2.3 2.69 2.35 2.87 3.35 2.94 3.978 SE Banks $1B-$5B 2.16 1.91 2.6 2.39 2.21 2.37 2.172

Asset Quality Total Delinquencies 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 0.0117 0.0103 0.0083 0.0079 0.0091 0.0061 0.0055

Asset Quality Net Charge-Offs 2002 2003 2004 2005 2006 Q1 07 (Ann) Q2 07 (Ann) FCBC 0.0042 0.0046 0.0022 0.0037 0.0023 0.0001 0.001

Portfolio Composition

Price to Earnings Ratio 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 12.4 14.7 18.3 13.4 15.4 15 11.95 Peer (SE Banks $1-$5 bil) 13.8 17.1 19.4 16.2 17.5 16.3 15.58

Historical Returns With dividends reinvested, a $100,000 investment at the beginning of 2000 would be worth over $270,000 2000 2001 2002 2003 2004 2005 2006 Q1 07 Q2 07 FCBC 100 103 177.61 210.72 257.34 288.9 257.93 337.91 335.66 270.87 SNL Bank 100 118.1 119.2 109.38 147.55 165.34 167.6 196.04 190.43 188.49

M&A Considered a line of business with full-time resources dedicated to evaluating potential acquisitions with a target scoring model 2003 - Commonwealth Bank in Richmond 2004 - Peoples Community Bank in East Tennessee 2004 - Divested mortgage company 2006 - Divested non-strategic branches 2006 - Investment Planning Consultants 2007 - Pursuing insurance and additional wealth management acquisitions

FCBI Top Ownership June 30, 2007 Benefical Shares % of Common Stock Institutional (1) 3,060,074 27.2% Hunnicut Foundation 1,222,000 10.9% William P. Stafford, Chairman Directors, Officers, and Employees (2) 1,096,120 9.7% Total top holders 5,378,194 47.8% Total shares out 11,245,742 100.0% Includes 599,050 non-FCBI ESOP shares held by FCB Trust Division Includes 404,863 ESOP shares

Why own First Community? Inside ownership is approximately 10% Management's goals and interests are closely aligned with those of shareholders Solid track record of growth 10.2% 3-year EPS growth rate 6.7% 5-year asset growth rate Poised as top-choice consolidator in the region Highly efficient bank Ranked 87th most efficient in nation

Why own First Community? Trades at a discount compared to peer multiples 12x compared to peer average of 15.6x Outperformed major averages 170% total return since January 2000 Consistent and strong dividend 16 consecutive years of increases High pay-out ratio Stable performer in current troubled markets Solid asset quality

Forward-Looking Disclosures This presentation may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation.

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